COMPENSATION PLANS	9 Months Ended
Sep. 30, 2021
COMPENSATION PLANS
COMPENSATION PLANS

8.     COMPENSATION PLANS

The Company maintains a cash-based executive compensation plan for certain employees. The Company’s Board of Directors awarded 1,433,500 interests in the plan (“units”). Each unit represents an unfunded and unsecured right, subject to certain conditions as set forth by the plan. One-third of the units granted to any holder will vest on each of the first, second, and third anniversaries of March 18, 2021 during the term of such holder’s employment with the Company. Payment of a holder’s vested balance is dependent upon a change of control or initial public offering where the aggregate net proceeds of such event, as determined by the board of directors, equals or exceeds $250,000 (a “Qualifying Exit Event”). The plan will expire on March 18, 2025, at which time the plan and all awarded units will be terminated for no consideration if a change in control event has not occurred before that date. As of September 30, 2021, the Company did not record compensation expense related to the units as the likelihood of a change in control event occurring is not probable until the change in control event occurs. If a change in control event becomes probable, the fair value of the awards would be calculated as follows: enterprise value of the Company (net of debt) divided by the sum of the fully diluted common shares outstanding and vested units immediately before the change in control event is deemed probable multiplied by the number of vested units. Compensation expense would be recognized on the vested units at that time. Awards not yet vested at the time of a change in control event will terminate, however, the Company, at its sole discretion, may choose to accelerate the vesting of all unvested units upon a change in control event.